                                                                   Exhibit 10.47
                                                                  Conformed Copy


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                    WASTE MANAGEMENT FINANCING CORPORATION

                            WASTE MANAGEMENT, INC.

                                      AND

                           THE SELLERS NAMED HEREIN


                                 _____________


                          RECEIVABLES SALE AGREEMENT

                                 _____________



                         Dated as of December 29, 1997



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

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----


                                   ARTICLE I

                                  DEFINITIONS

     1.1  Defined Terms..........................................................   1
     1.2  Terms Generally........................................................   1
     1.3  Accounting Terms; GAAP.................................................   2

                                  ARTICLE II

                       PURCHASE AND SALE OF RECEIVABLES


     2.1  Purchase and Sale of Receivables.......................................   2
     2.2  Purchase Price.........................................................   5
     2.3  Payment of Purchase Price..............................................   5
     2.4  No Repurchase..........................................................   6
     2.5  Rebates, Adjustments, Returns and Reductions; Modifications............   6
     2.6  Limited Repurchase Obligation..........................................   7
     2.7  Obligations Unaffected.................................................   8
     2.8  Certain Charges........................................................   8
     2.9  Certain Allocations....................................................   8

                                  ARTICLE III

                        CONDITIONS TO PURCHASE AND SALE

     3.1  Conditions Precedent to the Company's Initial Purchase of Receivables..   8
     3.2  Conditions Precedent to All the Company's Purchases of Receivables.....  10
     3.3  Conditions Precedent to Sellers' Obligations...........................  11
     3.4  Conditions Precedent to the Addition of a Seller.......................  11

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     4.1  Representations and Warranties of the Sellers Relating to the Sellers..  12
            (a)  Organization, Corporate Powers..................................  12

            (b)  Authorization.................................................... 13
            (c)  Enforceability................................................... 13
            (d)  Governmental Approvals; No Conflicts............................. 13
            (e)  Capitalization................................................... 13
            (f)  Litigation; Compliance with Laws................................. 13
            (g)  Compliance with Laws and Agreements.............................. 14
            (h)  Taxes............................................................ 14
            (i)  Accuracy and Completeness of Information......................... 14
            (j)  Employee Benefit Plans........................................... 14
            (k)  Solvency......................................................... 14
            (k)  Absence of Certain Restrictions.................................. 15
            (l)  Indebtedness to Company.......................................... 15
            (m)  Designated Accounts.............................................. 15
            (n)  Filings.......................................................... 15
            (o)  Offices.......................................................... 15
            (p)  Receivables Documents............................................ 16
            (q)  Investment Company Act........................................... 16
            (r)  Bulk Sales Act................................................... 16
            (s)  Names............................................................ 16
            (t)  No Purchase Termination Event.................................... 16
            (u)  No Fraudulent Transfer........................................... 16
            (v)  Collection Procedures............................................ 16
4.2  Representations and Warranties of the Sellers Relating to the
            Agreement and the Receivables......................................... 16
4.3  Representations and Warranties of the Company................................ 17
            (a)  Organization, Corporate Powers................................... 17
            (b)  Authorization.................................................... 17
            (c)  Enforceability................................................... 17
            (d)  Accounting Treatment............................................. 17

                                   ARTICLE V

                            AFFIRMATIVE COVENANTS................................. 18

     5.1  Certificates; Other Information......................................... 18
     5.2  Compliance with Laws, etc............................................... 18
     5.3  Preservation of Corporate Existence..................................... 18
     5.4  Preservation of Separate Existence...................................... 18
     5.5  Visitation Rights....................................................... 19
     5.6  Keeping of Records and Books of Account................................. 20
     5.7  Location of Records..................................................... 20
     5.8  Computer Files.......................................................... 20
     5.9  Payment of and Compliance with Obligations.............................. 20
     5.10  Policies............................................................... 21
     5.11  Taxes; ERISA........................................................... 21
     5.12  Collections............................................................ 21

                                                                                 Page
                                                                                 ----
     5.13  Furnishing Copies, etc................................................  22
     5.14  Obligations with Respect to Obligors and Receivables..................  22
     5.15  Responsibilities of the Sellers.......................................  23
     5.16  Further Action........................................................  23
     5.17  Sale of Receivables...................................................  23

                                  ARTICLE VI

                              NEGATIVE COVENANTS

     6.1  Liens..................................................................  24
     6.2  Extension or Amendment of Receivables..................................  24
     6.3  Ineligible Receivables.................................................  24
     6.4  Change in Payment Instructions to Obligors.............................  24
     6.5  Change in Name.........................................................  24
     6.6  Policies...............................................................  24
     6.7  Modification of Ledger.................................................  24
     6.8  Business of the Sellers................................................  24
     6.9  Accounting of Purchases................................................  25
     6.10  Instruments...........................................................  25

                                  ARTICLE VII

                        PURCHASE TERMINATION EVENTS..............................  25


                                 ARTICLE VIII

                             THE SUBORDINATED NOTE

     8.1  Subordinated Note......................................................  28
     8.2  Restrictions on Transfer of Subordinated Note..........................  28

                                  ARTICLE IX

                                 MISCELLANEOUS

     9.1  Further Assurances.....................................................  28
     9.2  Payments...............................................................  29
     9.3  Costs and Expenses.....................................................  29
     9.4  Successors and Assigns.................................................  30
     9.5  GOVERNING LAW..........................................................  30
     9.6  No Waiver; Cumulative Remedies.........................................  30
     9.7  Amendments and Waivers.................................................  31

                                                                                 Page
                                                                                 ----
     9.8  Severability...........................................................  31
     9.9  Notices................................................................  31
     9.10  Counterparts..........................................................  31
     9.11  Construction of Agreement as Security Agreement.......................  32
     9.12  WAIVERS OF JURY TRIAL.................................................  32
     9.13  Jurisdiction; Consent to Service of Process...........................  32
     9.14  Addition of Sellers...................................................  33
     9.15  Termination of Sellers................................................  33
     9.16  No Bankruptcy Petition................................................  33
     9.17  Termination...........................................................  33

ANNEX X     Definitions


SCHEDULES

     1      Names; Balance of Receivables; Locations of Chief Executive Offices;
            Locations of Receivables Records; Jurisdiction of Incorporation;
            Jurisdictions in which Qualified to do Business; Effective Date;
            Seller Category
     2      Designated Accounts (To be delivered on the Commencement Date and shall become a part hereof for all purposes.)
     3      Discounted Percentage


EXHIBITS

     A      Form of Subordinated Note
     BB     Form of Additional Seller Supplement
     C      Form of Designation of Effective Date

          RECEIVABLES SALE AGREEMENT, dated as of December 29, 1997, among Waste Management, Inc., a Delaware corporation ("WMI"), as master servicer (in such capacity, the "Master Servicer"), the Subsidiaries of WMI from time to time parties hereto, in their capacities as sellers of Receivables (each a "Seller" and collectively, the "Sellers") and Waste Management Financing Corporation, a Delaware corporation (the "Company" or the "Purchaser").


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, in the ordinary course of business, each Seller generates Receivables (as defined herein); and

          WHEREAS, each Seller desires to sell to the Company, and the Company is willing to purchase from such Seller, all of such Seller's right, title and interest in, to and under the Receivables (as defined herein) now existing or hereafter created and the rights of such Seller in, to and under all Receivable Assets (as so defined) related thereto;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          1.1  Defined Terms.  Capitalized terms used in this Agreement shall
               -------------
have the respective meanings assigned to such terms in Annex X hereto unless otherwise defined herein.

          1.2  Terms Generally.  The definitions of terms herein shall apply
               ---------------
equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, subsections, Exhibits and Schedules shall be construed to refer to Articles and subsections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          1.3  Accounting Terms; GAAP.  Except as otherwise expressly provided
               ----------------------
herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.


                                  ARTICLE II

                       PURCHASE AND SALE OF RECEIVABLES

          2.1  Purchase and Sale of Receivables.  (a)  Each of the Sellers
               --------------------------------
hereby sells, transfers, assigns and conveys, without recourse (except as expressly provided herein), to the Purchaser, all its present and future right, title and interest in, to and under:

               (i) all Receivables existing at the opening of business on the Effective Date with respect to such Seller and all such Receivables thereafter arising from time to time until but not including the date an Early Termination occurs with respect to such Seller;

               (ii)   the Related Property in respect of such Receivables;

               (iii)  all Collections in respect of such Receivables;

               (iv) all rights (including rescission, replevin or reclamation, but none of the obligations) relating to such Receivables or arising therefrom;

               (v) all proceeds of or payments in respect of any and all of the foregoing clauses (i) through (iv).

Such property described in the foregoing clauses (i) through (v) shall be referred to herein as the "Receivable Assets." Subject to the terms and conditions set forth herein, the Purchaser hereby agrees to purchase the Receivable Assets of each Seller.

          The term "Effective Date" when used with respect to any Seller shall mean the date specified as the "Effective Date" for such Seller on Schedule 1 hereto or in the notice delivered by WMI pursuant to the following sentence.
WMI may at any time, and from time to time after the Commencement Date, by delivery to the Purchaser (with a copy to the Administrative Agent) of written notice substantially in the form of Exhibit C irrevocably designate with respect to any Seller the date that shall be the "Effective Date" with respect to such Seller.

          (b) On the Effective Date with respect to a Seller and on the date of creation of each newly created Receivable (but only so long as no Early Termination shall have occurred and be continuing with respect to such Seller), all of such Seller's right, title and interest in and to (i) in the case of the Effective Date, all then existing Receivables and all other Receivable Assets in respect of such Receivables and (ii) in the case of each such date of creation, all such newly created Receivables and all other Receivable Assets in respect of such Receivables shall be considered to be part of the assets that have been sold, transferred, assigned, set over and otherwise conveyed to the Purchaser pursuant to paragraph (a) above without any further action by any Seller or any other Person. Anything herein to the contrary notwithstanding, to the extent any Seller shall not have received payment from the Purchaser of the Purchase Price for any Receivable and other related Receivable Assets in accordance with the terms of subsection 2.3, such Receivable and Receivable Assets shall, upon receipt by the Purchaser and the Administrative Agent of notice from such Seller of such failure to receive payment, immediately and automatically be sold, assigned, transferred and reconveyed by the Purchaser to such Seller without any further action by the Purchaser or any other Person.

          (c) The parties to this Agreement intend that, for accounting and commercial purposes, the transactions contemplated by this subsection 2.1 hereby shall be, and shall be treated as, a purchase by the Purchaser and a sale by each Seller of the Purchased Receivables and other Receivable Assets and not a lending transaction. All sales of Receivables and other Receivable Assets by each Seller hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, such Seller, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in the creation or assumption by the Purchaser of any obligation of any Seller or any other Person in connection with the Receivables, the other Receivable Assets or any agreement or instrument relating thereto, including any obligation to any Obligor.

          (d) In connection with the foregoing conveyances, each Seller agrees to record and file, or cause to be recorded and filed, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and the Receivable Assets now existing and hereafter acquired pursuant to this Agreement by the Purchaser from each Seller and in each case meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the Purchaser's purchase of such Receivables and any other Receivable Assets and to deliver to the Administrative Agent no later than 10 days after the Commencement Date (i) where available, a file-stamped copy or certified statement of such financing statement or other evidence of such filing and (ii) otherwise, a photocopy, certified by a Responsible Officer to be a true and correct copy, of each such financing statement or other filing made no later than 10 days after the Commencement Date.

          (e) In connection with the foregoing sales, transfers, assignments and conveyances, each Seller agrees at its own expense, no later than 30 days after the Effective Date with respect to such Seller that it will, as agent of the Purchaser indicate or cause to be indicated on the computer files (but not on individual invoices or individual collection files) relating to the Receivables of such Seller (by means of a general legend that will automatically appear at or near the beginning of any screen, list or print-out of such Receivables) that, unless otherwise specifically identified on such screen, list or print-out as a receivable not so sold, transferred, assigned and conveyed, all Receivables included in such screen, list or print-out and all other Receivable Assets (and any other similar related property) have been sold, transferred, assigned and conveyed to the Purchaser in accordance with this Agreement.

          (f) As further confirmation of the sale of the Receivables, it is understood and agreed that the Purchaser shall have the following rights:

               (i) the Purchaser shall have the right at any time to notify, or require that any Seller at its own expense notify, the respective Obligors of the Purchaser's ownership of the Purchased Receivables and other Receivable Assets and may direct that payment of all amounts due or to become due under the Purchased Receivables be made directly to the Purchaser or its designee;

               (ii) the Purchaser shall have the right to (A) sue for collection on any Purchased Receivables or (B) sell any Purchased Receivables to any Person for a price that is acceptable to the Purchaser;

               (iii) each Seller shall, upon the Purchaser's written request and at such Seller's expense, (A) assemble all of such Seller's documents, instruments and other records (including credit files and computer tapes or disks) that (1) evidence or will evidence or record Receivables sold by such Seller and (2) are otherwise necessary or desirable to effect Collections of such Purchased Receivables (collectively, the "Documents") and (B) deliver the Documents to the Purchaser or its designee at a place designated by the Purchaser. In recognition of such Seller's need to have access to any Documents which may be transferred to the Purchaser hereunder, whether as a result of its continuing business relationship with any Obligor for Receivables purchased hereunder, the Purchaser hereby grants to each Seller an irrevocable license to access the Documents transferred by such Seller to the Purchaser and to access any such transferred computer software in connection with any activity arising in the ordinary course of such Seller's business; provided, that such Seller
                                                    --------
     shall not disrupt or otherwise interfere with the Purchaser's use of and access to the Documents and its computer software during such license period;

               (iv) each Seller hereby grants to the Purchaser and the Administrative Agent an irrevocable power of attorney (coupled with an interest) to take any and all steps in such Seller's name necessary or desirable, in the reasonable opinion of the Purchaser, to collect all amounts due under the Purchased Receivables, including, without limitation, enforcing the Purchased Receivables and exercising all rights and remedies in respect thereof and endorsing such Seller's name on checks and other instruments representing Collections; and

               (v) promptly upon written request of the Purchaser, after the occurrence of a Servicer Event of Default, each Seller will (A) deliver to the Purchaser all licenses, rights, computer programs, related material, computer tapes, disks, cassettes and data necessary for the immediate collection of the Purchased Receivables by the Purchaser, with or without the participation of such Seller (excluding software licenses which by their terms are not permitted to be so delivered; provided, that such
                                                       --------
     Seller shall use reasonable efforts to obtain the consent of the relevant licensor to such delivery) and (B) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Purchaser.

          2.2  Purchase Price.  The amount payable by the Company to a Seller
               --------------
(the "Purchase Price") for Receivables and Receivable Assets existing on the Effective Date with respect to such Seller and for newly created Receivables and Receivable Assets on any Payment Date under this Agreement shall be equal to the product of (a) the aggregate outstanding Principal Amount of such Receivables as set forth in the applicable Daily Report and (b) the Discounted Percentage for such Payment Date.

          2.3  Payment of Purchase Price.  (a)  Upon fulfillment of the
               -------------------------
conditions set forth in Article III, the Purchase Price for Receivables and other Receivable Assets shall be paid or provided for in the manner provided below on each day for which a Daily Report is prepared and delivered to the Company (each such day, a "Payment Date"). Each Seller hereby appoints the Master Servicer as its agent to receive payment of the Purchase Price for Receivables sold by it to the Company and hereby authorizes the Company to make all payments due to such Seller directly to, or as directed by, the Master Servicer. The Master Servicer hereby accepts and agrees to such appointment and to the provisions of subsection 2.3(d).

          (b) The Purchase Price for Receivables and Receivable Assets with respect thereto purchased by the Company on any Payment Date shall be paid by the Company on such Payment Date as follows:

               (i) by netting the amount of any Seller Adjustment Payments or Seller Repurchase Payments pursuant to subsection 2.5 or 2.6 against such Purchase Price;

               (ii) to the extent available for such purpose, in cash from Collections;

               (iii) to the extent available for such purpose, in cash from the net proceeds of the sale of an interest in such Purchased Receivables by the Company to other Persons;

               (iv) at the option of the Company, by means of an addition to the principal amount of the Subordinated Note, as appropriate in accordance with this subsection, in an aggregate amount equal to the remaining portion of the Purchase Price; provided, that on the Commencement Date, amounts
                            --------
     available pursuant to clause (v) shall be used prior to making any payment of the Purchase Price by means of an addition to the Subordinated Note; provided, however, that the Company may pay by means of additions to the
     --------  -------
     principal amount of the Subordinated Note only if, at the time of such payment and after giving effect thereto, the fair market value of its assets, after giving effect for this purpose to any Adjustments with respect to the Purchased Receivables or any participation interest therein sold to the Participants under the Receivables Transfer Agreement, is greater than the sum of (i) the amount of its liabilities, including its liabilities on the Subordinated Note and all fees payable under the Receivables Transfer Agreement, and (ii) the Minimum Equity Amount. Any such addition to the principal amount of the Subordinated Note shall be allocated among the Sellers by the Master Servicer. The Master Servicer may evidence such payments by means of additions to the principal amount of the Subordinated Note by recording the date and amount thereof on the books and records of the Master Servicer or the Sellers or on the grid attached to the Subordinated Note; provided, that the failure to make any such
                            --------
     recordation or any error in such grid shall not adversely affect any Seller's rights; and

               (v) in cash from the proceeds of capital contributed by WMI to the Company in respect of its equity interest in the Company.

          (c) The Master Servicer may allocate among the Sellers the payment of the Purchase Price for Receivables and any amounts netted therefrom pursuant to subsection 2.3(b)(i). The Company shall be entitled to pay all amounts in respect of the Purchase Price of Receivables to an account of the Master Servicer without regard to whether or how such payments are allocated by the Master Servicer to the Sellers. Each Seller agrees that payment to the Master Servicer of the Purchase Price shall constitute payment to such Seller. All payments under this Agreement (i) shall be made on the date specified therefor in Dollars in same day funds or by check, as the Master Servicer shall elect,
(ii) shall be made not later than 3:00 p.m (New York City time) on the date specified therefor and (iii) shall be made (x) if to any Seller, to the bank account for such Seller designated in writing by the Master Servicer to the Company and (y) if to the Master Servicer, to the bank account designated in writing by the Master Servicer to the Company.

          (d) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Amounts not paid when due in accordance with the terms of this Agreement shall bear interest at a rate equal at all times to the ABR plus 2%, payable on demand.
                 ----

          2.4  No Repurchase.  Except to the extent expressly set forth herein,
               -------------
no Seller shall have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Company any Purchased Receivables or other Receivable Assets or to rescind or otherwise retroactively effect any purchase of any Purchased Receivables or Receivable Assets after the Payment Date relating thereto.

          2.5  Rebates, Adjustments, Returns and Reductions; Modifications.
               -----------------------------------------------------------
From time to time a Seller may make Adjustments to Receivables in accordance with this subsection 2.5 and subsection 6.2. Each Seller (with respect to which its Effective Date has occurred), jointly and severally, agrees to pay to the Company (regardless of which Seller shall have granted such Adjustment), the amount of any such Adjustment (a "Seller Adjustment Payment") as follows: (i) prior to an Early Termination with respect to all Sellers, the amount of any such Seller Adjustment Payment shall be paid by (x) effectively netting the product of such Adjustment and the Discount Percentage then in effect against the Purchase Price of Receivables created after the grant of such Adjustment in accordance with subsection 2.3(b)(i) and paying the remainder of such Seller Adjustment Payment in cash on the first Settlement Date to occur after the grant of such Adjustment and (y) after an Early Termination with respect to all Sellers, the amount of any such Seller Adjustment Payment shall be paid in cash no later than five Business Days after the grant of such Adjustment. An "Adjustment" shall mean any rebate, administrative fee, discount, credit memo, refund, non-cash payment or adjustment (including, without limitation, as a result of the application of any special or other discounts or any reconciliations) in respect of any Receivable, the amount owing for any returns or cancellations and the amount of any other reduction of any payment under any Receivable in each case granted or made by the applicable Seller to the related Obligor; provided, that an "Adjustment" does not include any Defaulted
         --------
Receivables. The amount of any Adjustment shall be set forth on the first Daily Report prepared after the date the Adjustment is first recorded on the computer records of the Master Servicer or any of its Subsidiaries, which for purposes of this subsection 2.5 shall constitute the date of "grant" thereof. Each Seller agrees to promptly record Adjustments in accordance with its historical practices.

          2.6  Limited Repurchase Obligation.  In the event that any of the
               -----------------------------
representations or warranties contained in subsection 4.2 in respect of any Receivable shall be or have been incorrect in any material respect as of the date made or deemed made, or any Receivable shall become subject to any MDN defense, dispute, offset or counterclaim of any kind (other than as expressly permitted by this Agreement) or any Seller shall breach any covenant contained in subsection

5.2, 5.10, 5.14 5.15 or Article VI with respect to any Receivable (each of the foregoing events or circumstances, a "Repurchase Event"), such Receivable shall cease to be an Eligible Receivable on the date on which such Repurchase Event occurs. In addition, if any Repurchase Event shall occur with respect to any Receivable, then each Seller (with respect to which its Effective Date has occurred), jointly and severally, agrees to pay to the Company an amount (the "Repurchase Amount") in cash equal to the Purchase Price of such Receivable (whether the Company paid such Purchase Price in cash or otherwise) less Collections received by the Company in respect of such Receivable, regardless of which Seller shall have been responsible for such Repurchase Event, such payment to occur no later than the 30th day after the day such Repurchase Event becomes known (or should have become known with due diligence) to any Seller (except that if such day is not a Business Day, such payment shall be made on the Business Day immediately succeeding such day) unless such Repurchase Event shall have been cured on or before such day; provided, that, prior to the occurrence
                                       --------
of an Early Termination with respect to all Sellers, any such payments to the Company shall be netted against the Purchase Price of newly created Receivables in accordance with subsection 2.3(b)(i) to the extent of such Purchase Price and the remaining amount of such Seller Repurchase Payment due to the Company after such netting, if any, shall be paid to the Company on such date in cash. Any payment by any Seller pursuant to this subsection 2.6 is referred to as a "Seller Repurchase Payment." If, on or prior to such 30th day (or the Business Day immediately succeeding such 30th day, as applicable), any Seller shall so reacquire any such Receivable, then the Company shall have no further remedy against the Sellers in respect of the Repurchase Event with respect to such reacquired Receivable. Upon a Seller Repurchase Payment, the Company shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the applicable Seller, without recourse, representation or warranty, all the right, title and interest of the Company in, to and under such Receivable and the other Receivable Assets with respect thereto. The Company shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by such Seller to effect the conveyance of such Receivable pursuant to this subsection 2.6.

          2.7  Obligations Unaffected.  The obligations of the Sellers to the
               ----------------------
Company under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or any sale of a Receivable.

          2.8  Certain Charges.  Each of the Sellers and the Company agrees that
               ---------------
late charge revenue, reversals of discounts, other fees and charges and other similar items, whenever created, accrued in respect of Purchased Receivables shall be the property of the Company notwithstanding the occurrence of an Early Termination, and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased Receivables.

          2.9  Certain Allocations.  Each of the Sellers hereby agrees that,
               -------------------
following the occurrence of an Early Termination in respect of any Seller, all

Collections and other proceeds received in respect of Receivables generated by such Seller shall be applied first, to pay the outstanding Principal Amount of
                             -----
Purchased Receivables (as of the date of such Early Termination) of the Obligor to whom such Collections are attributable until such Purchased Receivables are paid in full and second, to such Seller to pay Receivables of such Obligor not
                 ------
sold to the Company; provided, however, that notwithstanding the foregoing, if
                     --------  -------
any such Seller can attribute a Collection to a specific Obligor and a specific Receivable, then such Collection shall be applied to pay such Receivable of such Obligor.


                                  ARTICLE III

                        CONDITIONS TO PURCHASE AND SALE

          3.1  Conditions Precedent to the Company's Initial Purchase of
               ---------------------------------------------------------
Receivables.  The obligation of the Company to purchase the Receivables and the
-----------
other Receivable Assets hereunder on the Commencement Date from any Seller is subject to the conditions precedent, which may be waived by the Company, that
(a) each of the Transaction Documents shall be in full force and effect and (b) the conditions set forth below shall have been satisfied on or before the Commencement Date:

               (i) the Company shall have received copies of duly adopted resolutions of the board of directors of each Seller as in effect on the Commencement Date and in form and substance reasonably satisfactory to the Company, authorizing this Agreement, the documents to be delivered by such Seller hereunder and the transactions contemplated hereby, certified by the Secretary or Authorized Signatory of such Seller;

               (ii) the Company shall have received duly executed certificates of the Secretary or an Authorized Signatory of each Seller, dated the Commencement Date and in form and substance reasonably satisfactory to the Company, certifying the names and true signatures of the officers (or such other person) authorized on behalf of such Seller to sign this Agreement and any instruments or documents in connection with this Agreement (on which certificates the Company may conclusively rely until such time as the Company shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (ii));

               (iii) with respect to the Category A Sellers, to the extent available, the Company shall have received the certificate or articles of incorporation and by-laws of such Seller, duly certified by the Secretary or an Authorized Signatory of such Seller;

               (iv) the Company shall have received a "short-form" good standing certificate with respect to each Seller;

               (v) each Seller shall have made available for filing and recordation, at its own expense, UCC-1 financing statements (and other similar instruments) with respect to the Receivables and the other Receivable Assets in such manner and in such jurisdictions as are necessary or desirable to perfect the Company's ownership interest thereof under the Uniform Commercial Code (or any other similar law), and all other action necessary, in the reasonable judgment of the Company, to perfect the Company's ownership of the Receivables and the other Receivable Assets shall have been duly taken;

               (vi) the Company shall have received (A) with respect to each Seller, a written search report listing all effective financing statements that name the applicable Seller as debtor or assignor and that are filed in the jurisdictions that the Company determines are necessary or appropriate, together with copies of such financing statements, and (B) with respect to each Category A Seller, tax and judgment lien searches in DuPage County and Cook County, Illinois;

               (vii) the Company shall be satisfied that the Sellers' systems, procedures and record keeping relating to the Purchased Receivables are in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Purchased Receivables in accordance with the terms and intent of this Agreement; and

               (viii) the Company and the Administrative Agent shall have received a certificate from each Seller, dated the Commencement Date and signed by one of its Responsible Officers, in form satisfactory to the Company and the Administrative Agent, confirming compliance with the conditions precedent set forth in this subsection 3.1.

          3.2  Conditions Precedent to All the Company's Purchases of
               ------------------------------------------------------
Receivables.  The obligation of the Company to pay a Seller for any Receivable
-----------
and other Receivable Assets with respect thereto on each Payment Date (including any Effective Date) shall be subject to the further conditions precedent, which may be waived by the Company, that on such Payment Date:

          (a) the following statements shall be true (and the acceptance by such Seller of the Purchase Price for any Receivables on any Payment Date shall constitute a representation and warranty by such Seller that on such Payment Date the statements in clauses (i) and (ii) below are true):

                    (i) the representations and warranties of such Seller contained in subsections 4.1 (other than subsection 4.1(f)(1)) and 4.2 shall be true and correct in all material respects on and as of such Payment Date as though made on and as of such date, except insofar as such representations and warranties are expressly made only as of another date (in which case they shall be true and correct in all material respects as of such other date); and

                    (ii) after giving effect to such purchase, no Purchase Termination Event of the type specified in paragraph (e), (h), (i) or
          (j) of Article VII with respect to such Seller (or Incipient Purchase Termination Event with respect thereto) shall have occurred and be continuing; and

                    (iii) there has been no material adverse change since the date of this Agreement in the collectibility of the Receivables of such Seller (other than due to a change in the creditworthiness of the Obligors);

          (b) the Company shall have received payment in full of all amounts for which payment is due from such Seller pursuant to subsection 2.5, 2.6 or 9.3;

          (c) the Company shall have received such other approvals, opinions or documents as the Company may reasonably request; and

          (d) such Seller shall have complied with all of its covenants in all material respects and satisfied all of its obligations in all material respects under this Agreement required to be complied with or satisfied as of such date;

provided, however, that the failure of any Seller to satisfy any of the
--------  -------
foregoing conditions shall not prevent such Seller from subsequently selling Receivables upon satisfaction of all such conditions or exercising its rights under subsection 2.1(b).

The acceptance of the Purchase Price for any Receivable and other Receivable Assets on each Payment Date by each Seller shall constitute a representation and warranty by such Seller that the conditions to the sale thereof on such Payment Date shall have been satisfied.

          3.3  Conditions Precedent to Sellers' Obligations.  (a)  The
               --------------------------------------------
obligations of each Seller on the Commencement Date shall be subject to the conditions precedent that such Seller shall have received on or before the Commencement Date the following, each dated the Commencement Date and in form and substance satisfactory to such Seller:

               (i) a copy of duly adopted resolutions of the board of directors of the Company authorizing this Agreement, the documents to be delivered by the Company hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company; and

               (ii) a duly executed certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by it hereunder.

          (b) The obligations of each Seller on each Payment Date shall be subject to the condition precedent that after giving effect to such purchase, no Termination Event set forth in paragraph (f) (other than clause (iii) thereof) of Article IX of the Receivables Transfer Agreement shall have occurred and be continuing.

          3.4  Conditions Precedent to the Addition of a Seller.  No Subsidiary
               ------------------------------------------------
of WMI approved by the Company as an additional Seller pursuant to subsection
9.14 shall be added as a Seller hereunder unless the conditions set forth below shall have been satisfied on or before the date designated for the addition of such Seller (the "Seller Addition Date"):

               (i) the Company shall have received an Additional Seller Supplement substantially in the form of Exhibit B hereto, duly executed and delivered by such Seller;

               (ii) the Company shall have received copies of duly adopted resolutions of the board of directors of such Seller as in effect on the related Seller Addition Date and in form and substance reasonably satisfactory to the Company, authorizing this Agreement, the documents to be delivered by such Seller hereunder and the transactions contemplated hereby, certified by the Secretary or an Authorized Signatory of such Seller;

               (iii) the Company shall have received the certificate or articles of incorporation and by-laws of such Seller, duly certified by the Secretary or an Authorized Signatory of such Seller;

               (iv) the Company shall have received a "short-form" good standing certificate with respect to each Seller;

               (v) the Company shall have received duly executed certificates of the Secretary or an Authorized Signatory of such Seller dated the related Seller Addition Date and in form and substance reasonably satisfactory to the Company, certifying the names and true signatures of the officers authorized on behalf of such Seller to sign the Additional Seller Supplement or any instruments or documents in connection with this Agreement (on which certificates the Company may conclusively rely until such time as the Company shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (v));

               (vi) such Seller shall have made available for filing and recordation, at its own expense, UCC-1 financing statements (and other similar instruments) with respect to the Receivables and the other Receivable Assets in such manner and in such jurisdictions as are necessary or desirable to perfect the Company's ownership interest thereof under the Uniform Commercial Code (or any other similar law), and all other action necessary, in the opinion of the Company, to perfect the Company's ownership of the Receivables and the other Receivable Assets shall have been duly taken;

               (vii) the Company shall have received (i) with respect to each Seller, a written search report listing all effective financing statements that name the applicable Seller as debtor or assignor and that are filed in the jurisdictions that the Company determines are necessary or appropriate, together with copies of such financing statements (none of which shall cover any Receivables or Receivable Assets), and (ii) with respect to each Seller, tax and judgment lien searches showing no such Liens that are not permitted by the Transaction Documents; and

               (viii) the Company and the Administrative Agent shall have received a certificate from each Seller, dated the Seller Addition Date and signed by one of its Responsible Officers, in form satisfactory to the Company and the Administrative Agent, confirming compliance with the conditions precedent set forth in this subsection 3.4.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          4.1  Representations and Warranties of the Sellers Relating to the
               -------------------------------------------------------------
Sellers.  Each Seller hereby represents and warrants to the Company on the
-------
Commencement Date, its Effective Date and on each Payment Date that:

          (a) Organization, Corporate Powers. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required and has the corporate power and authority to execute, deliver and perform each of the Transaction Documents and each agreement or instrument contemplated hereby or thereby to which it is or will be a party.

          (b) Authorization. The Sale Transactions are within its corporate powers and have been duly authorized by all requisite corporate and, if required, stockholder action.

          (c) Enforceability. Each of this Agreement and the other Transaction Documents to which it is a party has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) Governmental Approvals; No Conflicts. The execution, delivery and performance by it of this Agreement and each of the other Transaction Documents to which it is a party, the sale of Receivables by it hereunder and the consummation of the other transactions contemplated by any of the foregoing (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of it or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Seller or its assets, or give rise to a right thereunder to require any payment to be made by such Seller, and (d) will not result in the creation or imposition of any Lien on any asset of such Seller.

          (e) Capitalization. All of its Capital Stock is owned directly or indirectly by WMI.

          (f) Litigation; Compliance with Laws. (1) Except for the Disclosed Matters, as of the Commencement Date, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to its knowledge, threatened against or affecting such Seller
     (a) could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or
     (b) that involve this Agreement or the Sale Transactions.

          (2) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, such Seller (i) has not failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has not become subject to any Environmental Liability, (iii) has not received notice of any claim with respect to any Environmental Liability or (iv) does not know of any basis for any Environmental Liability.

               (3) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          (g) Compliance with Laws and Agreements. It is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (h) Taxes. It has timely filed or caused to be filed all Tax returns which are required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          (i) Accuracy and Completeness of Information. It has disclosed to the Company all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          (j) Employee Benefit Plans. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $40,000,000 the fair market value of the assets of all such underfunded Plans.

          (k) Solvency. The sale of the Receivables by it to the Company has not been made in contemplation of the occurrence of any Insolvency Event. Both prior to and after giving effect to the transactions occurring on the Effective Date or such Closing Date, (i) the fair value of the assets of such Seller at a fair valuation will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Seller; (ii) the present fair salable value of the property of such Seller will be greater than the amount that will be required to pay the probable liability of such Seller on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; (iii) such Seller will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Seller will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. For all purposes of clauses
     (i) through (iv) above, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Such Seller does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable in respect of its debt.

          (k) Absence of Certain Restrictions. No indenture, certificate of designation for preferred stock, agreement or other instrument to which it or any of its Subsidiaries is a party will prohibit or materially restrain, or have the effect of prohibiting or materially restraining, or imposing materially adverse conditions upon, the sale and assignment of Receivable Assets.

          (l) Indebtedness to Company. Immediately prior to consummation of the transactions contemplated hereby on the Commencement Date, it had no outstanding Indebtedness to the Company other than amounts permitted by this Agreement.

          (m) Designated Accounts. Set forth in Schedule 2 is a complete and accurate description as of the Effective Date of each Designated Account currently maintained by such Seller. Such Designated Account will only be used for the collection of Receivables and the Designated Bank has received standing instructions to transfer at least as often as once each day (unless the amount on deposit on such day is less than $5,000) that is a Business Day for such Designated Bank and in any event by 1:00 p.m. (New York City time) on the Business Day following each such day of deposit, by wire transfer of immediately available funds all available funds on deposit in such Designated Account to the Concentration Account (either directly or indirectly through another Designated Account) along with any remittance advisements or payment invoices on deposit therein.

          (n) Filings. Upon the making of the filings and the performance of the acts described in clause (v) of subsection 3.1 or clause (vi) of subsection 3.4, as the case may be, all filings and other acts (including but not limited to all filings and other acts necessary or advisable under the Uniform Commercial Code of each relevant jurisdiction) shall have been made or performed such that the Company has a first priority perfected ownership interest in respect of all Receivables.

          (o) Offices. The offices at which each Seller keeps its records concerning the Receivables are located at the addresses previously disclosed to the Company or have been reported to the Company and the Administrative Agent in accordance with the provisions of subsection 5.7 of this Agreement. The chief executive office of such Seller is located at the address set forth on Schedule 1 (as such location may be changed from time to time in accordance with subsection 5.7 of this Agreement) and is the place where the Company is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York. The state and county where the chief executive office of such Seller is "located" for the purposes of Section 9-103(3)(d) of the UCC as in effect in the State of New York has not changed in the past four months. The Seller is duly qualified to do business in each state set forth opposite its name on Schedule 1 hereto and is not qualified to do business in any other state.

          (p) Receivables Documents. Upon the delivery, if any, by it to the Company of licenses, rights, computer programs, related materials, computer tapes, disks, cassettes and data relating to the administration of the Purchased Receivables pursuant to subsection 2.1(f)(v), the Company shall have been furnished with all materials and data necessary to permit immediate collection of the Purchased Receivables without the participation of any Seller in such collection.

          (q) Investment Company Act. It is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

          (r) Bulk Sales Act. No transaction contemplated hereby with respect to any Seller requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

          (s) Names. The legal name of each Seller is as set forth on Schedule 1 to this Agreement. It has no trade names, fictitious names, assumed names or "doing business as" names, which do not include either the words "Waste Management" or "Chemical Waste Management".

          (t) No Purchase Termination Event. As of the Commencement Date and its Effective Date, no Purchase Termination Event or Incipient Purchase Termination Event with respect to such Seller has occurred and is continuing.

          (u) No Fraudulent Transfer. Such Seller is not entering into this Agreement with the intent (whether actual or constructive) to hinder, delay, or defraud its present or future creditors and is receiving reasonably equivalent value and fair consideration for the Receivables originated by it being transferred hereunder.

          (v) Collection Procedures. It has in place procedures pursuant to the Transaction Documents which are either necessary or advisable to ensure the timely collection of Receivables originated by it.

          4.2  Representations and Warranties of the Sellers Relating to the
               -------------------------------------------------------------
Agreement and the Receivables.  Each Seller hereby represents and warrants to
-----------------------------
the Company on the Effective Date and on each Payment Date that with respect to the Receivables being paid for as of such date:

          (a) Eligible Receivable. Other than with respect to Receivables which such Seller states in writing (in the applicable Daily Report) are not Eligible Receivables on such date, each Receivable is, as of its Payment Date, an Eligible Receivable. The aggregate outstanding Principal Amount of Receivables sold by it on any Payment Date is correctly set forth on the Daily Report.

          (b) Title; No Liens. Such Seller is the sole legal and beneficial owner of such Receivables, and upon the sale of each Receivable of such Seller, the Company will become the sole legal and beneficial owner of such Receivable, free and clear of any Liens (except for Permitted Liens) and no effective financing statement or other instrument similar in effect covering all or any part of such Purchased Receivable, Related Property or Collections with respect thereto will at such time be on file against such Seller in any filing or recording office except such as have been filed in favor of the Company in accordance with this Agreement.

          4.3  Representations and Warranties of the Company.  The Company
               ---------------------------------------------
hereby represents and warrants to itself as follows:

          (a) Organization, Corporate Powers. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required and has the corporate power and authority to execute, deliver and perform each of the Transaction Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party.

          (b) Authorization. The Transactions are within the corporate powers of the Company and have been duly authorized by all requisite corporate and, if required, stockholder action.

          (c) Enforceability. Each of this Agreement and each of the other Transaction Documents to which it is a party has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) Accounting Treatment. The Company will not prepare any financial statements that shall account for the transactions contemplated hereby, nor will it in any other respect (other than for tax purposes) account for the transactions contemplated hereby, in a manner that is inconsistent with the Company's ownership interest in the Receivables.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

     Each Seller hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company or until an Early Termination with respect to such Seller, whichever is later, such Seller or the Master Servicer on behalf of such Seller shall:

          5.1  Certificates; Other Information.  Furnish to the Company:
               -------------------------------

          (a) not later than 90 days after the end of each fiscal year and not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a certificate of a Responsible Officer of the Master Servicer stating that, to such officer's knowledge (after due inquiry), such Seller during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Transaction Documents to which it is a party to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Purchase Termination Event or Incipient Purchase Termination Event except as specified in such certificate; and

          (b) promptly, such additional financial and other information as the Company may from time to time reasonably request.

          5.2  Compliance with Laws, etc.  Comply in all material respects with
               --------------------------
its certificate of incorporation and by-laws and all laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted, applicable to the Purchased Receivables, except to the extent that failure to comply therewith could not have a Material Adverse Effect. Each Seller will comply, in all material respects, with its obligations under contracts with Obligors relating to the Purchased Receivables, except to the extent such compliance would result in a violation of the laws, rules, regulations or orders of any Governmental Authority.

          5.3  Preservation of Corporate Existence.  (i)  Preserve and maintain
               -----------------------------------
its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and (ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the nature of its business so requires, except where the failure so to qualify would not, individually or in the aggregate with other such failures, have a Material Adverse Effect shall be given; provided, that notwithstanding the foregoing, any Seller may be
       --------
consolidated or merged with or into or dissolved into any other Seller so long as written notice of such consolidation or merger shall be given to the Company and the Administrative Agent at least one day prior to the date thereof.

          5.4  Preservation of Separate Existence.  (i)  Maintain its deposit
               ----------------------------------
account or accounts separate from those of the Company and ensure that its funds will not be diverted to the Company, nor will such funds be commingled with the funds of the Company; provided, that notwithstanding the foregoing, such Seller
                      --------
may have Collections on its Receivables, whether or not sold to the Company, deposited into the Designated Accounts or the Concentration Account;

               (ii) To the extent that it shares any officers or other employees with the Company, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among it and the Company, and it and the Company shall bear their fair shares of the salary and benefit costs associated with all such common officers and employees;

               (iii) To the extent that it jointly contracts with the Company to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly between it and the Company, and it and the Company shall bear their fair shares of such costs. To the extent that it contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of the Company, the costs incurred in so doing shall be fairly allocated between it and the Company in proportion to the benefit of the goods or services each is provided, and it and the Company shall bear their fair shares of such costs. All material transactions between it and the Company, whether currently existing or hereafter entered into, shall be only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iii);

               (iv) Maintain office space separate from the office space of the Company (but which may be located at the same address as the Company). To the extent that it and the Company have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses;

               (v) Not assume or guarantee any of the liabilities of the Company; and

               (vi) Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order (x) to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to it (and, to the extent within its control, to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Company) and (y) to comply in all material respects with those procedures described in such provisions that are applicable to it.

          5.5  Visitation Rights.  At any reasonable time during normal business
               -----------------
hours and from time to time, in each case upon reasonable notice to such Seller and the Master Servicer, permit (i) the Company and the Administrative Agent, or any of their respective agents or representatives, (A) to examine and make copies of and abstracts from the records, books of account and documents (including computer tapes and disks) of each Seller relating to the Purchased Receivables hereunder and (B) following the termination of the appointment of WMI as Master Servicer with respect to the Purchased Receivables, to be present at the offices and properties of such Seller to administer and control the collection of amounts owing on the Purchased Receivables and (ii) the Company and the Administrative Agent, or any of their respective agents or representatives, to visit the properties of such Seller for the purpose of examining such records, books of account and documents, and to discuss the affairs, finances and accounts of such Seller relating to the Purchased Receivables or such Seller's performance hereunder with any of its officers or directors and with its independent certified public accountants (subject to any requirements of confidentiality imposed by law or contract).

          5.6  Keeping of Records and Books of Account.  Maintain and implement,
               ---------------------------------------
or cause to be maintained or implemented, administrative and operating procedures reasonably necessary or advisable for the collection of amounts owing on all Purchased Receivables, and, until any delivery to the Company, keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of amounts owing on all such Purchased Receivables and other Receivable Assets with respect thereto.

          5.7  Location of Records.  Keep its chief place of business and chief
               -------------------
executive office at the locations referred to for it on Schedule 1 hereto or, upon 30 days prior written notice to the Company and the Administrative Agent, at such other locations in a jurisdiction where all action required by subsection 5.16(a) shall have been taken and completed and be in full force and effect. Keep the offices where it keeps the records concerning the Purchased Receivables (and all original documents relating thereto) at the locations referred to in subsection 4.1(o).

          5.8  Computer Files.  At its own cost and expense, retain the ledger
               --------------
used by such Seller as a master record of the Obligors and retain copies of all documents relating to each Obligor as custodian and agent for the Company and other Persons with interests in the Purchased Receivables and mark the computer tape or other physical records of the Purchased Receivables to the effect that interests in the Purchased Receivables existing with respect to the Obligors listed thereon have been sold to the Company.

          5.9  Payment of and Compliance with Obligations.  Pay, discharge or
               ------------------------------------------
otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on its books or except where the failure to so pay, discharge or otherwise satisfy such obligations would not have a Material Adverse Effect in respect of such Seller. Such Seller shall defend the right, title and interest of the Company in, to and under the Receivables originated by it and the other Receivable Assets, whether now existing or hereafter created, against all claims of third parties claiming through such Seller. Such Seller will duly fulfill all obligations on its part to be fulfilled under or in connection with each Receivable originated by it and will do nothing to impair the rights of the Company in such Receivable.

          5.10 Policies.  Perform its obligations in accordance with and comply
               --------
in all material respects with the Policies and the Company Policies as amended from time to time in accordance with the Transaction Documents, in regard to the Receivables originated by it and the other Receivable Assets.

          5.11 Taxes; ERISA.  (a)  Pay and discharge promptly all Taxes,
               ------------
assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and
                                --------  -------
discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and such Seller shall set aside on its books adequate reserves as required by GAAP with respect thereto,
(ii) such Tax, assessment, charge, levy or claim is in respect of property Taxes for property that such Seller has determined to abandon and the sole recourse for such Tax, assessment, charge, levy or claim is to such property and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          (b) (i) Comply in all material respects with the applicable provisions of ERISA and (ii) furnish to the Company (w) as soon as possible, and in any event within 30 days after any Responsible Officer of such Seller or any ERISA Affiliate of such Seller knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Master Servicer, such Seller or any of their ERISA Affiliates to the PBGC in an aggregate amount exceeding $40,000,000 a statement of a Financial Officer setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (x) promptly after any Responsible Officer learns of receipt thereof, a copy of any notice such Seller or any of its ERISA Affiliates may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by any of their ERISA Affiliates which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of
Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans, (y) within 20 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC and
(z) promptly after any Responsible Officer learns thereof and in any event within 30 days after receipt thereof by such Seller or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by such Seller or such ERISA Affiliate concerning (I) the imposition of Withdrawal Liability exceeding $10,000,000 or (II) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

          5.12 Collections.  Instruct each Obligor to make payments in respect
               -----------
of its Receivables in accordance with its current practices with respect to such Obligor to a Designated Account or to the Concentration Account and to comply in all material respects with procedures with respect to Collections reasonably specified from time to time by the Company. With respect to payments in respect of any Receivables that are made directly to such Seller (including, without limitation, any employees thereof or independent contractors employed thereby), such Seller shall, within one Business Day of receipt thereof, deliver (which may be via regular mail) or deposit such amount to a Designated Account or to the Concentration Account and, prior to forwarding such amounts, such Seller shall hold such payments in trust as custodian for the Company and the Participants.

          5.13 Furnishing Copies, etc.  Furnish to the Company:
               -----------------------

               (a) within five Business Days of the Company's request, a certificate of the Financial Officer of such Seller or of the Master Servicer on behalf of such Seller certifying, as of the date thereof, to the knowledge of such officer, that no Purchase Termination Event has occurred and is continuing, and setting forth the computations used by the Financial

     Officer of such Seller in making such determination or if one has so occurred specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;

               (b) promptly upon obtaining knowledge of the occurrence of any Purchase Termination Event or Incipient Purchase Termination Event, written notice thereof specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

               (c) promptly following request therefor, such other information, documents, records or reports regarding or with respect to the Purchased Receivables of the applicable Seller, as the Company may from time to time reasonably request;

               (d) promptly upon obtaining knowledge of the occurrence thereof, written notice of any event of default or default under any other Transaction Document;

               (e) promptly upon obtaining knowledge of the occurrence thereof, written notice of any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; and

               (f) promptly upon determining that any Purchased Receivable designated as an Eligible Receivable on the applicable Daily Report or Settlement Statement was not an Eligible Receivable as of the date provided therefor, written notice of such determination.

          5.14  Obligations with Respect to Obligors and Receivables.  (i) Take
                ----------------------------------------------------
all actions on its part reasonably necessary to maintain in full force and effect its material rights under all contracts relating to each Purchased Receivable originated by it, and (ii) perform all services relating to, or which give rise to, each Purchased Receivable originated by it.

          5.15  Responsibilities of the Sellers.  Notwithstanding anything
                -------------------------------
herein to the contrary, (i) each Seller shall perform or cause to be performed all its obligations under the Policies and the Company Policies related to the Purchased Receivables to the same extent as if such Purchased Receivables had not been transferred to the Company hereunder, (ii) the exercise by the Company of any of its rights hereunder shall not relieve any Seller of its obligations with respect to such Purchased Receivables and (iii) except as provided by law, the Company shall not have any obligation or liability with respect to any Purchased Receivables, nor shall the Company be obligated to perform any of the obligations or duties of any Seller thereunder.

          5.16  Further Action.  In addition to the foregoing:
                --------------

               (a) Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable in such Seller's reasonable judgment or that the Company may reasonably request, in order to more fully effect the purposes of this Agreement and the transfer of the Receivables hereunder, to protect or more fully evidence the Company's right, title and interest in the Purchased Receivables, or to enable the Company to exercise or enforce any of its rights in respect thereof.

               (b) Each Seller hereby irrevocably authorizes the Company to file one or more financing or continuation statements (and other similar instruments), and amendments thereto, relative to all or any part of the Purchased Receivables and the other Receivable Assets sold or to be sold by such Seller without the signature of such Seller to the extent permitted by applicable law.

               (c) If any Seller fails to perform any of its agreements or obligations under this Agreement, the Company may (but shall not be required to) perform, or cause performance of, such agreements or obligations, and the expenses of the Company incurred in connection therewith shall be payable by such Seller as provided in subsection 9.3. The Company agrees promptly to notify such Seller after any such performance; provided, however, that the failure to give such notice shall
                  --------  -------
     not affect the validity of any such performance.

          5.17  Sale of Receivables.  Sell Receivables solely in accordance with
                -------------------
the terms of this Agreement.


                                  ARTICLE VI

                              NEGATIVE COVENANTS

          Each Seller hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company or until an Early Termination with respect to such Seller, whichever is later, such Seller shall not, directly or indirectly:

          6.1   Liens.  Except as otherwise expressly herein provided, sell,
                -----
assign (by operation of law or otherwise), transfer or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Receivables or other Receivable Assets, or assign any right to receive proceeds in respect thereof except for Permitted Liens.
        ------

          6.2  Extension or Amendment of Receivables.  Extend, make any
               -------------------------------------
Adjustment to, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Purchased Receivables, except (i) in accordance with the terms of the Policies and the Company Policies, (ii) as required by any Requirement of Law, or (iii) in the case of Adjustments (whether or not permitted by any other clause of this sentence), compliance with provisions of subsection 2.5.

          6.3  Ineligible Receivables.  Take any action to cause, or which would
               ----------------------
permit, an Eligible Receivable to cease to be an Eligible Receivable, except as otherwise expressly provided by this Agreement; provided, that in no event shall
                                                --------
an Eligible Receivable becoming a Defaulted Receivable constitute a breach of this subsection 6.3.

          6.4  Change in Payment Instructions to Obligors.  Instruct any Obligor
               ------------------------------------------
of any Purchased Receivables to make any payments with respect to any Receivables other than in accordance with its current practices with respect to such Obligor or to a Designated Account or the Concentration Account.

          6.5  Change in Name.  Change its name, use an additional name or
               --------------
change its identity or corporate structure in any manner which would or might make any financing statement or continuation statement (or other similar instrument) relating to this Agreement seriously misleading within the meaning of Section 9-402(7) of the Uniform Commercial Code (or any other similar law) or impair the perfection of the Company's interest in any Receivable under any similar law, without 30 days prior written notice to the Company; provided, that
                                                                  --------
notwithstanding the foregoing, any Seller may be consolidated or merged with or into or dissolved into any other Seller so long as written notice of such consolidation or merger shall be given to the Company and the Administrative Agent at least one day prior to the date thereof.

          6.6  Policies.  Make any change or modification (or permit any change
               --------
or modification to be made) to the Policies or the Company Policies, except (i) if such changes or modifications are necessary under any Requirement of Law or
(ii) if such changes or modifications would not reasonably be likely to have a Material Adverse Effect.

          6.7  Modification of Ledger.  Delete or otherwise modify the marking
               ----------------------
on the ledger referred to in subsection 5.8.

          6.8  Business of the Sellers.  (a) Engage at any time in any business
               -----------------------
or business activity other than the business currently conducted by it and business activities reasonably incidental thereto or (b) fail to maintain and operate such business in substantially the manner in which it is presently conducted and operated if such failure would result in a Material Adverse Effect.

          6.9   Accounting of Purchases.  Prepare any financial statements which
                -----------------------
shall account for the transactions contemplated hereby in any manner other than as sales of the Purchased Receivables by such Seller to the Company or in any other respect account for or treat the transactions contemplated hereby (including for accounting purposes, except as required by law) in any manner other than as sales of the Purchased Receivables by such Seller to the Company; provided, however, that this subsection shall not apply for any tax or tax
--------  -------
accounting purposes.

          6.10  Instruments.  Take any action to cause any Receivable to be
                -----------
evidenced by any instrument (as defined in the Uniform Commercial Code as in effect in the State of New York) except in connection with the enforcement or collection of a Receivable.


                                  ARTICLE VII

                          PURCHASE TERMINATION EVENTS

          If any of the following events (herein called "Purchase Termination Events") shall have occurred and be continuing:

          (a) any Seller shall fail (i) to pay any amount due pursuant to subsection 2.5 or 2.6 in accordance with the provisions thereof and such failure shall continue unremedied for a period of five days from the earlier of (A) the date any officer of such Seller or the Master Servicer obtains knowledge of such default and (B) the date such Seller receives notice of such default from the Company or the Administrative Agent or (ii) to pay any other amount required to be paid by such Seller hereunder within two Business Days of the date when due; or

          (b) any Seller shall fail to observe or perform any covenant or agreement applicable to it contained in subsection 5.2. 5.7, 5.8, 5.13(b),
     5.14 or 5.16(a) or Article VI; provided, that a Purchase Termination Event
                                    --------
     shall not be deemed to have occurred under this paragraph (b) based upon a failure to observe a covenant giving rise to a Repurchase Event if the Seller shall have complied with the provisions of subsection 2.6 in respect thereof; or

          (c) any Seller shall fail to observe or perform any covenant or agreement applicable to it contained herein (other than as specified in paragraph (a) or (b) of this Article VII); provided, that no such failure
                                                --------
     shall constitute a Purchase Termination Event under this paragraph (c) unless such default shall continue unremedied for a period of 30 consecutive days from the earlier of (A) the date any Responsible Officer of such Seller or the Master Servicer obtains knowledge of such default and
     (B) the date such Seller receives notice of such default from the Company or the Administrative Agent; or

          (d) any representation, warranty, certification or statement made or deemed made by any Seller to this Agreement or in any statement, record, certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been false or misleading in any material respect on or as of the date made or deemed made; provided, that a Purchase
                                                       --------
     Termination Event shall not be deemed to have occurred under this paragraph
     (d) based upon a breach of any representation or warranty set forth in subsection 4.2 if the Sellers shall have complied with the provisions of subsection 2.6 in respect thereof; or

          (e) (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (x) relief in respect of any Seller or Seller Guarantor or of a substantial part of the property or assets of any Seller or Seller Guarantor under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, State or foreign bankruptcy, insolvency, receivership or similar law, (y) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Seller or Seller Guarantor or for a substantial part of the property or assets of any Seller or Seller Guarantor or (z) the winding-up or liquidation of any Seller or Seller Guarantor; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or (ii) any Seller or Seller Guarantor shall (t) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, State or foreign bankruptcy, insolvency, receivership or similar law, (u) consent to the institution of, or fail to contest in a timely and appropriate manner, to any proceeding or the filing of any petition described in clause (e)(i) above, (v) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Seller or Seller Guarantor or for a substantial part of the property or assets of such Seller or Seller Guarantor, (w) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (x) make a general assignment for the benefit of creditors, (y) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (z) take any action for the purpose of effecting any of the foregoing; or

          (f) (i) there shall have occurred a Termination Event under the Receivables Transfer Agreement or (ii) the Amortization Period shall have commenced; or

          (g) any Seller ceases to be a, direct or indirect, wholly owned Subsidiary of WMI; or

          (h) a notice of Lien shall have been filed by the PBGC against any Seller under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which
     Section 412(n) of the Code or Section 302(f) of ERISA applies unless there shall have been delivered to the Administrative Agent proof of release of such Lien; or

          (i) any Lien in an amount equal to or greater than $1,000,000 has been asserted against or imposed on the Receivables pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9607(1), or any equivalent or comparable state law, relating to or arising from the costs of, response to, or investigation, remediation or monitoring of, any environmental contamination resulting from the current or past operations of any Seller, unless such Lien is being contested in good faith and for which such Seller has set aside on its books adequate reserves; or

          (j) a Federal tax notice of Lien, in an amount equal to or greater than $1,000,000, shall have been filed against any Seller unless there shall have been delivered to the Administrative Agent proof of release of such Lien;

then, (aa) in the case of any Purchase Termination Event described in paragraph
(e) (other than clause (ii)(y) thereof) above with respect to any Seller, automatically the obligation of the Company to purchase Receivables from such Seller shall thereupon automatically terminate without notice of any kind, which is hereby waived by the Sellers; (bb) in the case of any Purchase Termination Event described in paragraph (e) (other than clause (ii)(y) thereof) above with respect to any Seller Guarantor, or any Purchase Termination Event described in paragraph (f)(ii), automatically the obligation of the Company to purchase Receivables from all Sellers shall thereupon automatically terminate without notice of any kind which is hereby waived by the Sellers; (cc) in the case of any Purchase Termination Event relating to any Seller, so long as such Purchase Termination Event shall be continuing, the Company may (subject to subsection 9.4) terminate its obligation to purchase Receivables from such Seller by written notice to such Seller and (dd) in the case of the occurrence of one or more Purchase Termination Events relating to Sellers that generated more than 10% of the aggregate sales of all Sellers during the most recently ended calendar month, so long as such Purchase Termination Events shall be continuing, the Company may (subject to subsection 9.4) terminate its obligation to purchase Receivables from all Sellers by written notice to the Sellers (any termination pursuant to clause (aa), (bb), (cc) or (dd) of this Article VII which affects a Seller is herein called an "Early Termination" with respect to such Seller); provided, however, that in the event of an involuntary petition or proceeding
--------  -------
as described in paragraphs (e)(i) above, the Company shall not purchase Receivables from such Seller until such time, if any, as such involuntary petition or proceeding has been dismissed; provided, that such dismissal shall
                                           --------
have occurred within 60 days of the filing of such petition or the commencement of such proceeding.

                                 ARTICLE VIII

                             THE SUBORDINATED NOTE

          8.1  Subordinated Note.  On the Effective Date, the Company shall
               -----------------
issue to WMI as agent for the Sellers, a subordinated note substantially in the form of Exhibit A (the "Subordinated Note"). The aggregate principal amount of the Subordinated Note at any time shall be equal to the difference between (a) the aggregate principal amount of the issuance thereof and each addition to the principal amount of the Subordinated Note with respect to each Seller pursuant to the terms of subsection 2.3 minus (b) the aggregate amount of all payments
                               -----
made in respect of the principal of the Subordinated Note. All payments made in respect of the Subordinated Note shall be allocated among the Sellers by the Master Servicer. Each Seller's interest in the Subordinated Note shall equal the sum of each addition thereto allocated to such Seller pursuant to subsection 2.3(c) less the sum of each repayment thereof allocated to such Seller. All payments made in respect of the Subordinated Note shall be allocated, first, to
                                                                      -----
pay accrued and unpaid interest thereon, and second, to pay the outstanding
                                             ------
principal amount thereof. Interest on the outstanding principal amount of the Subordinated Note (as such principal amount may have been increased pursuant to the following proviso) shall accrue at the ABR in effect from time to time from and including the Commencement Date and shall be paid on each Settlement Date with respect to amounts accrued and not paid as of the last day of the preceding Settlement Period and/or the maturity date thereof; provided, however, that
                                                    --------  -------
accrued interest on the Subordinated Note which is not so paid may be added to the principal amount of the Subordinated Note. Principal not prepaid pursuant to the terms hereof and of the other Transaction Documents shall be payable on the maturity date thereof. Default in the payment of principal or interest under the Subordinated Note shall not constitute a default or event of default or a Purchase Termination Event hereunder or a Termination Event under the Receivables Transfer Agreement.

          8.2  Restrictions on Transfer of Subordinated Note.  Neither the
               ---------------------------------------------
Subordinated Note, nor any right of any Seller to receive payments thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed.


                                  ARTICLE IX

                                 MISCELLANEOUS

          9.1  Further Assurances.  (a)  Each Seller agrees, from time to time,
               ------------------
to do and perform any and all acts and to execute any and all further instruments reasonably required or requested by the Company more fully to effect the purposes of this Agreement and the sales of the Receivables hereunder, including, without limitation, the execution of any financing statements or continuation statements (and other similar instruments) relating to the Receivables for filing under the provisions of the Uniform Commercial Code, or any similar law, of any applicable jurisdiction.

          (b) From time to time at the request of a Seller, the Company shall deliver to such Seller such documents, assignments, releases and instruments of termination as such Seller may reasonably request to evidence the reconveyance by the Company to such Seller of a Receivable pursuant to the terms of subsection 2.1(b) or 2.6; provided, that the Company shall have been paid all
                          --------
amounts due thereunder; and the Company and the Master Servicer shall take such action as such Seller may reasonably request, at the expense of such Seller, to assure that any such Receivable, the other Receivables Assets with respect thereto and the proceeds thereof do not remain commingled with Collections hereunder.

          9.2  Payments.  Each cash payment to be made by any of the Company or
               --------
the Sellers hereunder shall be made on the required Payment Date and in immediately available funds at the office of the payee set forth below its signature hereto or to such other office as may be specified by either party in a notice to the other party hereto in Dollars.

          9.3  Costs and Expenses.  The Sellers, jointly and severally, agree
               ------------------
(a) to pay or reimburse the Company for all its out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Transaction Documents and any other documents prepared in connection herewith and therewith, the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, all reasonable and documented fees and disbursements of counsel, (b) to pay or reimburse the Company for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement and any of the other Transaction Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Company, (c) to pay, indemnify and hold the Company harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and any such other documents and (d) to pay, indemnify and hold the Company harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (i) which may at any time be imposed on, incurred by or asserted against the Company in any way relating to or arising out of this Agreement or the Transaction Documents or the transactions contemplated hereby and thereby or in connection herewith or any action taken or omitted by the Company under or in connection with any of the foregoing (all such other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements being herein called "Indemnified Liabilities") or (ii) which would not have been imposed on, incurred by or asserted against the Company but for its having purchased the Receivables hereunder; provided, that such indemnity shall not be available to the extent
           --------
that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Company; and provided, further, that the Sellers shall have no obligation under
             --------  -------
this subsection 9.3 to the Company with respect to Indemnified Liabilities arising from (i) any action taken, or omitted to be taken, by a Servicer which is not an Affiliate of the Sellers, (ii) any action taken by the Participants or the Company at the direction of the Administrative Agent in collecting from an Obligor or (iii) a delay in payment, or a default, by an Obligor with respect to any Purchased Receivable (other than arising out of (x) any discharge, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Purchased Receivable (including, without limitation, a defense based on such Purchased Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms) or any other claim resulting from the sale of the merchandise or services related to any such Purchased Receivable or the furnishing or failure to furnish such merchandise or services, (y) a failure by any Seller to perform its duties or obligations under this Agreement or (z) the sale of any Purchased Receivable that is designated on the applicable Daily Report to be an Eligible Receivable and is determined to have been at the date of such sale not an Eligible Receivable). The agreements in this subsection shall survive the collection of all Receivables, the termination of this Agreement and the payment of all amounts payable hereunder.

          9.4  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the Sellers and the Company and their respective successors (whether by merger, consolidation or otherwise) and assigns. Each Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder without the prior written consent of the Company. The Sellers acknowledge that the Company shall assign all of its rights hereunder to the Participants. Each Seller consents to such assignment and agrees that the Administrative Agent and, to the extent provided in the Receivables Transfer Agreement, the Participants shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver or give any notice) of the Company directly against such Seller, whether or not a Purchase Termination Event or a Termination Event has occurred and that no consent, waiver or notice given hereunder by the Company shall be effective unless the Administrative Agent has given its written consent thereto. Each Seller further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Administrative Agent (including, without limitation, pursuant to subsection 2.1(f)) until the Net Investment of the Participants are paid in full. Each of the Administrative Agent and the Participants shall have the rights of third-party beneficiaries under this Agreement.

          9.5  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          9.6  No Waiver; Cumulative Remedies.  No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Company, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          9.7  Amendments and Waivers.  Neither this Agreement nor any terms
               ----------------------
hereof may be amended, supplemented or modified except in a writing signed by the Company and any affected Seller and consented to by the Administrative Agent.

          9.8  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction, shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.9  Notices.  All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Company and WMI, and in care of WMI in the case of the Sellers, or to such other address as may be hereafter notified by the respective parties hereto:

     The Company:                     Waste Management Financing Corporation
                                      3003 Butterfield Road
                                      Oak Brook, Illinois  60523


                                      Attention:  Treasurer
                                      Telephone:  630-572-3018
                                      Telecopy:  630-572-1340

     With a copy to the
     Administrative Agent:            The Chase Manhattan Bank
                                      270 Park Avenue
                                      New York, New York  10017
                                      Attention:  Loan and Agency Services

                                      Telecopy:  (212) 552-5662

     WMI:                             Waste Management, Inc.
                                      3003 Butterfield Road
                                      Oak Brook, Illinois  60523


                                      Attention:  Vice President-Finance
                                      Telecopy:  630-572-1340


          9.10  Counterparts.  This Agreement may be executed by one or more of
                ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company.

          9.11  Construction of Agreement as Security Agreement.  This Agreement
                -----------------------------------------------
shall constitute a security agreement under applicable law.

          9.12  WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE
                ---------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SUBSECTION 9.12.

          9.13  Jurisdiction; Consent to Service of Process.  (a) Each party
                -------------------------------------------
hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Company may otherwise have to bring any action or proceeding relating to this Agreement or the other

Transaction Documents against any Seller or its properties in the courts of any jurisdiction.

     (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent they may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Transaction Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in subsection 9.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          9.14  Addition of Sellers.  Subject to subsection 3.4 hereof,
                -------------------
subsection 8.23 of the Receivables Transfer Agreement and the terms and conditions of this subsection 9.14, from time to time one or more additional, direct or indirect, wholly owned Subsidiaries of WMI may become Sellers hereunder and parties hereto. If any such Subsidiary wishes to become an additional Seller, it shall submit a request to such effect in writing to the Company. The Company, in its sole and absolute discretion, may agree to or deny any such request; provided, that if the Company shall have failed to respond to
                  --------
any such request within 30 days after receipt thereof, such request shall be deemed to have been denied. If the Company shall have agreed to any such request, such Subsidiary shall become an additional Seller hereunder and a party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in subsection 3.4.

          9.15  Termination of Sellers.  (a) From and after the date that any
                ----------------------
Seller notifies the Company and the Administrative Agent that such Seller has ceased to be a direct or indirect wholly owned Subsidiary of WMI, the Company shall cease buying Receivables and other Receivable Assets from such Seller. Each such Seller shall be released as a Seller party hereto for all purposes and shall cease to be a party hereto on the date on which there are no amounts outstanding with respect to Purchased Receivables previously sold by such Seller to the Company, whether such amounts have been repurchased, collected or written off in accordance with the Policies and the Company Policies. Prior to such date, such Seller shall be obligated to perform its servicing and other obligations hereunder and under the Transaction Documents to which it is a party with respect to Purchased Receivables previously sold by such Seller to the Company, including, without limitation, its obligation to deposit Collections into the appropriate Designated Accounts.

          (b) A terminated Seller shall have no obligation to repurchase any Receivables other than Receivables sold by any Seller to the Company prior to such Seller's termination which are subject to a Repurchase Event.

          9.16  No Bankruptcy Petition.  Each Seller and WMI, by entering into
                ----------------------
this Agreement, and any present or future holder of the Subordinated Note, by its acceptance thereof, covenants and agrees that, prior to the date which is one year and one day after the date of termination of this Agreement pursuant to subsection 9.17, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

          9.17  Termination.  This Agreement will terminate at such time as (a)
                -----------
the commitment of the Company to purchase Receivables from all Sellers hereunder shall have terminated and (b) all Receivables purchased hereunder have been collected, and the proceeds thereof turned over to the Company, and all other amounts owing to the Company hereunder shall have been paid in full or, if Receivables sold hereunder have not been collected such Receivables have become Defaulted Receivables and the Company shall have completed its collection efforts in respect thereto; provided, however, that the indemnities of the
                            --------  -------
Sellers to the Company set forth in this Agreement shall survive such termination; and provided, further, that, to the extent any amounts remain due
                 --------  -------
and owing to the Company hereunder, the Company shall remain entitled to receive any collections on Receivables sold hereunder which have become Defaulted Receivables after it shall have completed its collection efforts in respect thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                     WASTE MANAGEMENT, INC.,
                                     as Master Servicer


                                     By: /s/ William C. Keightley
                                        ------------------------------
                                       Name: William C. Keightley
                                       Title: Treasurer


                                     WASTE MANAGEMENT FINANCING CORPORATION


                                     By: /s/ Daniel Shoener
                                        -----------------------------
                                       Name: Daniel Shoener
                                       Title: Auithorized Signatory

                           The Sellers:
                           -----------

                           ADVANCED ENVIRONMENTAL TECHNICAL SERVICES, L.L.C.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           AMERICAN REFUSE SYSTEMS, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CALIFORNIA ACQUISITION SUB, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CEDAR HAMMOCK REFUSE DISPOSAL CORPORATION


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CHARLOTTE LANDSCAPING & SANITATION SERVICE, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer



                           CHEM NUCLEAR SYSTEMS, L.L.C.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CHEMICAL WASTE MANAGEMENT, INC.

                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CHEMICAL WASTE MANAGEMENT OF INDIANA, L.L.C.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CHEMICAL WASTE MANAGEMENT OF THE NORTHWEST, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           COMMUNITY REFUSE, LIMITED


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CWM CHEMICAL SERVICES, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CWM HOLDINGS, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           CWM RESOURCE MANAGEMENT, INC.

                    By: /s/ William C. Keightley
                       --------------------------------
                      Name:  William C. Keightley
                      Title: Assistant Treasurer


                    CWM RESOURCE RECOVERY, INC.


                    By: /s/ William C. Keightley
                       --------------------------------
                      Name:  William C. Keightley
                      Title: Assistant Treasurer


                    DEBRIS PROCESSORS, INC.


                    By: /s/ William C. Keightley
                       --------------------------------
                      Name:  William C. Keightley
                      Title: Assistant Treasurer


                    DIVERSIFIED SCIENTIFIC SERVICES, INC.


                    By: /s/ William C. Keightley
                       --------------------------------
                      Name:  William C. Keightley
                      Title: Assistant Treasurer



                    GEOLOGICAL RECLAMATION OPERATIONS AND WASTE SYSTEMS, INC.


                    By: /s/ William C. Keightley
                       --------------------------------
                      Name:  William C. Keightley
                      Title: Assistant Treasurer


                    GEORGIA WASTE SYSTEMS, INC.


                    By: /s/ William C. Keightley
                       --------------------------------
                      Name:  William C. Keightley
                      Title: Assistant Treasurer

                           GULF DISPOSAL, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           HARRIS SANITATION, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           KEENE ROAD LANDFILL, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           MODERN TRASH REMOVAL OF NEW YORK, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           NEW ENGLAND CR, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           NICHOLS SANITATION, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer

                           OCMULGEE DISPOSAL, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           OIL AND SOLVENT PROCESS COMPANY


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           REFUSE SERVICES, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           REUTER RECYCLING OF FLORIDA, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           SALEM WASTE DISPOSAL CENTER, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           SC HOLDINGS, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer

                           TOWN & COUNTRY REFUSE, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           TRAIL RIDGE LANDFILL, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           WARNER COMPANY


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           WASHINGTON WASTE HAULING & RECYCLING, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer



                           WASHINGTON WASTE SYSTEMS, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer


                           WASTE AWAY GROUP, INC.


                           By: /s/ William C. Keightley
                              --------------------------------
                             Name:  William C. Keightley
                             Title: Assistant Treasurer

                        WASTE MANAGEMENT COLLECTION AND RECYCLING, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF ARIZONA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF COLORADO, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF MAINE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF MARYLAND, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF OREGON, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT DISPOSAL SERVICES OF PENNSYLVANIA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF VIRGINIA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT DISPOSAL SERVICES OF WASHINGTON, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Treasurer


                        WASTE MANAGEMENT OF ALABAMA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF ALAMEDA COUNTY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley

                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF ARIZONA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF ARKANSAS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF CALIFORNIA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF CAMBRIDGE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF CAROLINAS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF CENTRAL FLORIDA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------

                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF CENTRAL JERSEY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF COLORADO, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF CONNECTICUT, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF DELAWARE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT INC. OF  FLORIDA


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF GEORGIA, INC.

                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF GRASS VALLEY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF GREATER WASHINGTON, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF HAWAII, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF IDAHO, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF ILLINOIS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF INDIANA, L.L.C.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF IOWA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF KANSAS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF KENTUCKY HOLDINGS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF KENTUCKY, L.L.C.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF LAGRANGE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF LEON COUNTY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF LOUISIANA, L.L.C.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MAINE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MARYLAND, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MASSACHUSETTS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MICHIGAN, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF MINNESOTA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MISSISSIPPI, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MISSOURI, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF MONTANA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF NEBRASKA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF NEW HAMPSHIRE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF NEW MEXICO, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF NEW YORK, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF NEW YORK CITY, L.P.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF NORTH AMERICA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF NORTH JERSEY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF OHIO, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF OKLAHOMA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF ORANGE COUNTY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF OREGON, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF ORLANDO, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF PENNSYLVANIA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF RHODE ISLAND, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF SOUTH CAROLINA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF SOUTH DAKOTA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF SOUTH JERSEY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT INC. OF TENNESSEE


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF TEXAS, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF TRI-CITIES, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE MANAGEMENT OF TROUTDALE, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF UTAH, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF VIRGINIA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF WEST VIRGINIA, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF WISCONSIN, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WASTE MANAGEMENT OF WYOMING, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer

                        WASTE RESOURCES OF TAMPA BAY, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WESTERN COMPLIANCE SERVICES, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer


                        WM OF NEW YORK, INC.


                        By:  /s/ William C. Keightley
                           --------------------------------
                         Name:  William C. Keightley
                         Title: Assistant Treasurer